UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. GOLD CORP

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 10, 2026

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD April 27, 2026

To the Stockholders of U.S. Gold Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp., a Nevada corporation (the “Company”), will be held at 9:00 a.m. Mountain Time on April 27, 2026, or such later date or dates as such Annual Meeting date may be adjourned, in a virtual format only via live website at www.usgold.vote. The Annual Meeting will be held for the following purposes:

1.	To elect the five (5) nominees named in this proxy statement to serve on the Board of Directors (the “Board of Directors” or the “Board”) until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Election of Directors Proposal”).

2.	To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accountant for the fiscal year ending April 30, 2026 (the “Auditor Ratification Proposal”).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Annual Meeting. The Board of Directors recommends a vote “FOR” Proposals 1 and 2.

This year’s Annual Meeting will be conducted in a virtual format only in order to facilitate stockholder attendance and participation by enabling our stockholders to participate fully and equally regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the Annual Meeting by visiting www.usgold.vote and entering the control number found on the voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Our Board has set February 26, 2026, as the record date for the Annual Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting virtually.

Your vote is important. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

You may revoke your proxy at any time before the vote is taken by delivering to the office of the Corporate Secretary of U.S. Gold Corp. a written revocation or a proxy with a later date (including a proxy by telephone or via the Internet) or by voting your shares virtually at the Annual Meeting, in which case your prior proxy would be disregarded.

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

U.S. GOLD CORP.

1910 East Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Board of Directors (the “Board of Directors” or the “Board”) of U.S. Gold Corp. is soliciting the enclosed proxy for use at an Annual Meeting of Stockholders (referred to herein as the “Annual Meeting”) to be conducted in a virtual format only via live website at www.usgold.vote on Monday, April 27, 2026, at 9:00 a.m. Mountain Time, or such later date or dates as such Annual Meeting date may be adjourned.

This year’s Annual Meeting will be conducted in a virtual format only in order to facilitate stockholder attendance and participation by enabling our stockholders to participate fully and equally regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the Annual Meeting.

Our Board has set February 26, 2026, as the record date (the “Record Date”). This proxy statement is furnished to holders of our common stock as of the Record Date as part of the solicitation of proxies by our Board of Directors in connection with the proposals to be presented at the Annual Meeting. Only holders of our common stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 16,501,163 shares of our common stock issued and outstanding. Each share of common stock has one vote. In this proxy statement, we refer to U.S. Gold Corp. as “USG,” the “Company,” “we,” “us” or “our.”

The executive offices of the Company are located at, and the mailing address of the Company is 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON APRIL 27, 2026, AT 9:00 A.M. MOUNTAIN TIME

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), the Notice of Annual Meeting of Stockholders, our proxy statement, a form of the proxy card and our Annual Report on Form 10-K for the fiscal year ended April 30, 2025, as amended (the “Annual Report”), are available online at www.usgold.vote.

This proxy statement and the accompanying form of proxy are dated March 10, 2026. On or about March 10, 2026, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about March 10, 2026, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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Information About the Annual Meeting and Voting

Why am I receiving these proxy materials?

The Board is asking for your proxy for use at the Annual Meeting to be conducted in a virtual format only via live webcast at www.usgold.vote on April 27, 2026 at 9:00 a.m. Mountain Time, and at any adjournment or postponement of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to stockholders of U.S. Gold Corp., a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors on behalf of the Company for use at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 10, 2026, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, copy of this proxy statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Who is soliciting my vote?

The Board of Directors is soliciting your vote on behalf of the Company. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares registered in their names, will be asked to forward solicitation material to the beneficial owners of such shares. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

When were the solicitation materials first given to stockholders?

This proxy statement and the accompanying form of proxy are dated March 10, 2026. We expect to commence mailing to our stockholders a Notice of Internet Availability indicating that this proxy statement, a proxy card, and our Annual Report are available on or about March 10, 2026.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

●	“FOR” the Election of Directors Proposal; and
●	“FOR” the Auditor Ratification Proposal.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was published, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

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Who is entitled to vote at the Annual Meeting, what is the “record date”, and how many votes do they have?

Our Board has set February 26, 2026, as the Record Date. Holders of record of our common stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 16,501,163 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote.

What is a quorum of stockholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. The presence, in person (by attending via the website www.usgold.vote) or by proxy, of the holders of not less than 33 1/3% of the outstanding shares of stock entitled to vote constitutes a quorum. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. There were 16,501,163 shares of our common stock issued and outstanding on the Record Date, and each share of common stock has one vote. The presence of holders of 5,500,388 votes will represent a quorum.

How many votes does it take to pass each matter?

Proposal 1: Election of Directors Proposal	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the results. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Auditor Ratification Proposal	The affirmative vote of a majority of the votes cast is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. If our stockholders do not ratify the appointment of CBIZ CPAs P.C. as the Company’s independent public accountant for the fiscal year ending April 30, 2026, we currently anticipate that CBIZ CPAs P.C.’s appointment for the fiscal year ending April 30, 2026 will continue unless the Audit Committee of the Board finds other compelling reasons for making a change. However, the Audit Committee will take this vote into consideration for the selection of our independent public accountant for the fiscal year ending April 30, 2027.

Who may attend and how do I attend?

All holders of our common stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Set forth below is a summary of the information you need to attend the Annual Meeting:

●	Access the webinar by visiting www.usgold.vote and following the webinar registration link and have your control number available to enter for verification.

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●	Access the audio-only conference call by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International Toll Free).

●	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

○	Stockholders of Record

■	Stockholders of record as of the Record Date can attend the Annual Meeting by visiting www.usgold.vote and following the webinar registration link to register at any time prior to the start of the Annual Meeting or by calling the live audio conference call at +1-877-407-3088 and presenting your unique control number on the proxy card.

○	Beneficial Owners

■	If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on April 23, 2026. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At any time prior to the start of the Annual Meeting, visit www.usgold.vote and follow the instructions for webinar registration or access the live audio conference call at +1-877-407-3088 and present your unique control number.

●	Stockholders may submit live questions via the webinar or on the conference line while attending the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How to participate in and vote at the Annual Meeting

If you are a stockholder of record, you can participate and vote your shares during the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy.” You may then enter the control number included on your proxy card and view the proposals and cast your vote.

If you are a beneficial owner of shares held in street name, you can participate and vote during the Annual Meeting by obtaining a legal proxy from your nominee and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on April 23, 2026. You will be able to vote your shares during the Annual Meeting by going to www.usgold.vote and clicking “Vote Your Proxy.” You will then enter the same control number you used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

How to vote without participating in the Annual Meeting

Stockholders of record may vote without participating in the Annual Meeting by any of the following means:

By Internet. The website address for Internet voting is www.usgold.vote. Please click “Vote Your Proxy” and enter your control number.

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By Email. Mark, date, sign and email the proxy card to proxy@equitystock.com, ATTN: Shareholder Services.

By Mail. Mark, date, sign and mail promptly the proxy card to Equity Stock Transfer, 237 W 37th ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

By Fax. Mark, date, sign and fax the proxy card to 347-583-3644, ATTN: Shareholder Services.

At the Annual Meeting: If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy.” You may then enter the control number included on your proxy card and view the proposals and cast your vote.

If you vote by Internet, fax or email, please do not mail your proxy card.

Because of possible delays with mail, we recommend you use the internet, email or telephone to vote.

If you are a beneficial owner of shares held in street name, you must email to proxy@equitystock.com a legal proxy from your nominee authorizing you to vote your shares no later than 5:00 p.m. Eastern Time on April 23, 2026. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask stockholders to instruct the proxy how to vote so that shares of common stock may be voted at the Annual Meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast either for or against Proposal 1and will have no impact on the result of the vote on that proposal. Broker non-votes are not applicable to Proposal 2 because your broker has discretion to vote your shares on this proposal. Abstentions will not be counted as votes cast either for or against Proposals 1 and 2.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted “FOR” or “WITHHELD” for each nominee for director, and whether your shares should be voted for, against or abstain with respect to Proposal 2. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations as noted below. The Board has appointed George Bee and Eric Alexander, or either of them, to serve as the proxies for the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

By Internet. The website address for Internet voting is www.usgold.vote. Please click “Vote Your Proxy” and enter your control number.

By Email. Mark, date, sign and email the proxy card to proxy@equitystock.com, ATTN: Shareholder Services.

By Mail. Mark, date, sign and mail promptly the proxy card to Equity Stock Transfer, 237 W 37th ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

By Fax. Mark, date, sign and fax the proxy card to 347-584-3644, ATTN: Shareholder Services.

At the Annual Meeting: If you are a shareholder of record, you can participate and vote your shares in the Annual Meeting by visiting www.usgold.vote and then clicking “Vote Your Proxy.” You may then enter the control number included on your proxy card and view the proposals and cast your vote.

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If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “If my shares are held in “street name” by my broker, will my broker vote my shares for me?” below. Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to proxy@equitystock.com by 5:00 p.m. Eastern Time on April 23, 2026, you will not be able to vote your nominee-held shares during the Annual Meeting.

YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the Annual Meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you are a record holder and sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

●	“FOR” all director nominees in the Election of Directors Proposal; and
●	“FOR” the Auditor Ratification Proposal;

To our knowledge, no other matters will be presented at the Annual Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?”. If your shares are held in street name and your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

The following matter is considered a routine matter. Therefore, if you do not vote on this proposal, your brokerage firm may choose to vote for you or leave your shares unvoted on this proposal:

●	Proposal 2: Auditor Ratification Proposal.

Applicable rules, however, do not permit brokerage firms to vote their clients’ unvoted shares on the following proposal:

●	Proposal 1: Election of Directors Proposal.

Therefore, if you do not vote on the Election of Directors Proposal, your shares will remain unvoted on this proposal. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on this proposal.

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How do I revoke my proxy and change my vote prior to the Annual Meeting?

If you are a registered stockholder (meaning your shares are registered directly in your name with our transfer agent), you may change your vote at any time before voting takes place at the Annual Meeting. You may change your vote by:

1.	Delivering voter instructions to U.S. Gold Corp., ATTN: Corporate Secretary, 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked, which notice must be received before 5:00 p.m. Eastern Time on April 23, 2026;
2.	Completing and sending in voter instructions with a later date, which voter instructions must be received before the start of the Annual Meeting; or
3.	Attending the Annual Meeting and voting virtually.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by virtually attending the Annual Meeting and voting during the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, e-mail or otherwise or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact our Corporate Secretary, Eric Alexander, at 800-557-4550.

What proposals will be presented at the Annual Meeting?

We will present two proposals at the Annual Meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

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PROPOSALS OF STOCKHOLDERS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS

We currently plan to return to a more normalized schedule for our annual meeting of stockholders to be held in fiscal year 2026 (the “FY26 Annual Meeting of Stockholders”). Therefore, we anticipate that the date of the FY26 Annual Meeting of Stockholders will change by more than 30 days from the anniversary date of the Annual Meeting to be held on April 27, 2026. As a result, we are disclosing a deadline for submission of stockholder proposals for inclusion in the proxy materials for the FY26 Annual Meeting of Stockholders (the “FY26 Proxy”) pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are hereby informing stockholders that to be considered for inclusion in the FY26 Proxy, stockholder proposals submitted under Rule 14a-8 for inclusion in the FY26 Proxy must in writing and received by our Secretary at our headquarters at 1910 East Idaho Street, Suite 102-Box 604, Elki, Nevada 89801, Attention: Secretary, no later than the close of business on June 5, 2026, which we have determined to be a reasonable time before we expect to being to print and send the FY26 Proxy. Such proposals must also comply with the remaining requirements of Rule 14a-8. Any proposal submitted after the foregoing deadline will not be considered timely and will be excluded from the FY26 Proxy. In accordance with Rule 14a-5(f) of the Exchange Act, if the stockholder proposal deadline changes, we will announce the new date in a quarterly report on Form 10-Q or on a current report on Form 8-K.

Stockholders wishing to submit proposals, including director nominations, to be presented directly at the FY26 Annual Meeting of Stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our Second Amended and Restated Bylaws (“Bylaws”), and applicable law concerning stockholder proposals. Since we anticipate that the FY26 Annual Meeting of Stockholders will not be held between March 2, 2027 and July 6, 2027, to be timely in connection with the FY26 Annual Meeting of Stockholders, such stockholder’s notice must received by our Secretary at our principal executive offices not earlier than 120 days prior to the date of the FY26 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the tenth day following the date of the first public announcement of the date of the FY26 Annual Meeting of Stockholders or (B) the date which is 90 days prior to the date of the FY26 Annual Meeting of Stockholders. When the date for the FY26 Annual Meeting of Stockholders is determined, we will announce the deadlines for such proposals in a quarterly report on Form 10-Q or in a current report on Form 8-K.

In addition to satisfying the foregoing requirements under our Bylaws, when an annual meeting is changed by more than 30 days from the anniversary of the prior annual meeting, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets for the information required by Rule 14a-19 under the Exchange Act no later than the close of business on the later of the 60th calendar day prior to such annual meeting or the 10th day following the public announcement of the meeting date. When the date for the FY26 Annual Meeting of Stockholders is determined, we will announce the deadlines for such notices in a quarterly report on Form 10-Q or in a current report on Form 8-K.

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Our Annual Report is available online at www.usgold.vote. Upon the written request of a stockholder, the Company will provide, without charge, a copy of its Annual Report, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the SEC. The Company will furnish any exhibit to the Annual Report to any stockholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report or its exhibits should be addressed to Chief Financial Officer, U.S. Gold Corp., 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801 or ir@usgoldcorp.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company’s named executive officers, directors and director nominees; and (iii) the Company’s executive officers and directors as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security, or that person has the right to acquire beneficial ownership of the security within sixty days. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and an address of c/o U.S. Gold Corp., 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801. For each current director and nominee for director, each named executive officer named in the table and our directors and executive officers as a group, percentage of common stock ownership is based on 16,501,163 shares of common stock issued and outstanding as of the Record Date. For each owner of more than 5% of our common stock, the percentage of ownership is as of the Record Date unless otherwise indicated.

	Amount of Beneficial Ownership of Common Stock (1,2)
Name of Beneficial Owner	Number	Percent
Luke Norman(3)	536,362	3.23%
George Bee(4)	522,615	3.10%
Robert W. Schafer(5)	145,698	*
Johanna Fipke(6)	26,694	*
Michael Waldkirch(7)	50,391	*
Eric Alexander(8)	160,056	*
Kevin Francis(9)	85,871	*
Current Directors and Executive Officers as a group (7 persons)	1,527,687	8.82%
Philadelphia Financial Management of San Francisco, LLC (10)	1,074,116	6.50%
Thomas B. Akin and Karen Hochster(11)	1,610,000	9.57%

* Less than 1%.

(1)	The number of shares has been adjusted to reflect the reverse 1-for-10 reverse stock split effective March 17, 2020.
(2)	Beneficial ownership includes all stock options, warrants and restricted awards, including vested restricted stock units (“RSUs”), held by a stockholder that are currently exercisable or exercisable within 60 days of the Record Date.
(3)	Includes: (i) 415,379 unrestricted shares of common stock, of which 265,296 are owned by Luke Norman Consulting Limited, which is wholly owned by Mr. Norman; (ii) 22,415 shares of common stock underlying RSUs and DSUs, that are currently vested or exercisable within 60 days of the Record Date; (iii) options to purchase 52,893 shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date; and (iv) warrants to purchase 45,675 shares of common stock, all of which are currently exercisable. Excludes: (i) 11,607 shares of common stock underlying unvested deferred stock units (“DSUs”) granted to Mr. Norman, which are issuable upon Mr. Norman’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); and (ii) options to purchase 19,090 shares of common stock. Mr. Norman has no voting rights with respect to the RSUs or DSUs until the underlying shares are issued.
(4)	Includes: (i) 175,566 unrestricted shares of common stock; (ii) 266,041 shares of common stock that are currently vested or exercisable within 60 days of the Record Date and that are issuable upon Mr. Bee’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); (iii) options to purchase 80,238 shares of common stock that are currently exercisable or are exercisable within 60 days of the Record Date; and (iv) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Excludes: (i) 17,971 shares of common stock underlying unvested RSUs granted to Mr. Bee, which are issuable upon Mr. Bee’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); and (ii) options to purchase 23,578 shares of common stock. Mr. Bee has no voting rights with respect to the RSUs until the underlying shares are issued.

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(5)	Includes: (i) 100,750 unrestricted shares of common stock; (ii) 14,199 shares of common stock underlying vested RSUs which are issuable upon Mr. Schafer’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); (iii) options to purchase 29,979 shares of common stock, all of which are currently exercisable; and (iv) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Mr. Schafer has no voting rights with respect to the RSUs until the underlying shares are issued. Excludes: (i:) 7,673 shares of common stock underlying unvested RSUs granted to Mr. Schafer, which are issuable upon Mr. Schafer’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (ii) options to purchase 13,699 shares of common stock, none of which are currently exercisable or will become exercisable within 60 days of the Record Date
(6)	Includes: (i) 17,025 shares of common stock underlying vested DSUs which are issuable upon Ms. Fipke’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); and (ii) options to purchase 9,669 shares of common stock, all of which are currently exercisable. Excludes: (i) 7,673 shares of common stock underlying unvested DSUs granted to Ms. Fipke, which are issuable upon Ms. Fipke’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (ii) options to purchase 13,699 shares of common stock, none of which are currently exercisable or will become exercisable within 60 days of the Record Date. Ms. Fipke has no voting rights with respect to the DSUs until the underlying shares are issued.
(7)	Includes: (i) 6,154 unrestricted shares of common stock; (ii) 13,681 shares of common stock underlying vested RSUs and DSUs, which are issuable upon Mr. Waldkirch’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); (iii) options to purchase 29,979 shares of common stock, all of which are currently exercisable; and (iv) warrants to purchase 577 shares of common stock, all of which are currently exercisable. Excludes: (i) 7,673 shares of common stock underlying unvested DSUs granted to Mr. Waldkirch, which are issuable upon Mr. Waldkirch’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances) and (ii) options to purchase 13,699 shares of common stock, none of which are currently exercisable or will become exercisable within 60 days of the Record Date. Mr. Waldkirch has no voting rights with respect to the RSUs and DSUs until the underlying shares are issued.
(8)	Includes: (i) 1,540 unrestricted shares of common stock; (ii) 98,584 shares of common stock underlying RSUs that are currently vested or exercisable within 60 days of the Record Date and that , are issuable upon Mr. Alexander’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); (iii) options to purchase 59,162 shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date; and (iv) warrants to purchase 770 shares of common stock, all of which are currently exercisable. Excludes: (i) 12,229 shares of common stock underlying unvested RSUs granted to Mr. Alexander, which are issuable upon Mr. Alexander’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); and (ii) options to purchase 16,940 shares of common stock. Mr. Alexander has no voting rights with respect to RSUs until the underlying shares are issued.
(9)	Includes: (i) 308 unrestricted shares of common stock; (ii) 41,045 shares of common stock underlying RSUs that are currently vested or exercisable within 60 days of the Record Date and that are issuable upon Mr. Francis’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); (iii) options to purchase 44,364 shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date; and (iv) warrants to purchase 154 shares of common stock, all of which are currently exercisable. Excludes: (i) 9,104 shares of common stock underlying unvested RSUs granted to Mr. Francis, which are issuable upon Mr. Francis’s resignation from the Company (subject to acceleration and forfeiture in certain circumstances); and (ii) options to purchase 12,757 shares of common stock. Mr. Francis has no voting rights with respect to RSUs until the underlying shares are issued.
(10)	Based solely on information as of December 16, 2025 contained in Amendment No. 1 to Schedule 13G (the “Philadelphia Financial Management SC 13G/A”) filed with the SEC on December 16, 2025 by Philadelphia Financial Management of San Francisco, LLC (“PFM”), Boathouse Row I, L.P. (“BRI”), Boathouse Row II, L.P. (“BRII”), Boathouse Row Offshore, Ltd. (“BRO”), Jordan Hymowitz and the Hymowitz 1999 Trust (collectively, the “Reporting Persons”). Each of the Reporting Persons has shared voting and dispositive power over 1,074,116 shares. PFM is the investment adviser of BRO and the general partner of BRI and BRII and therefore retains voting control and dispositive power of the shares owned by each. Jordan Hymowitz is the Managing Member and sole owner of PFM. The principal business address of each reporting person is c/o Philadelphia Financial Management of San Francisco, LLC, 450 Sansome Street, Suite 1500, San Francisco, CA 94111.
(11)	Based on information as of February 11, 2026 contained in Amendment No. 3 to Schedule 13G filed with the SEC on February 12, 2026 by Thomas B. Akin and Karen Hochster (the “Akin SC 13G/A”) and in accordance with the Company’s records, Mr. Akins directly beneficially owns 1,220,000 shares of common stock and warrants to purchase 315,000 shares of common stock (of which warrants to purchase 290,000 shares of common stock are reported in the Akin SC 13G/A), all of which are currently exercisable. Ms. Hochster has sole voting and sole dispositive power over 75,000 shares. The business address of Mr. Akin and Ms. Hochster as disclosed in the Akin SC 13G/A is 100 Meadowcreek Dr., Suite 150, Corte Madera, California 94925.

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PROPOSAL 1: ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of five members. The Nominating and Governance Committee and Board have unanimously approved the recommended slate of five directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a successor is named and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the five persons named under the heading “Nominees for Director.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name	Age*	Position	Director Since
Luke Norman	54	Executive Chairman	2022
George Bee	67	President, Chief Executive Officer and Director	2020
Johanna Fipke	47	Director	2024
Robert W. Schafer	72	Director	2020
Michael Waldkirch	56	Director	2021

* Age is provided as of the Record Date.

The Nominating and Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election or re-election as a member of our Board.

Nominees Biographies

Luke Norman has been serving as our director and Chairman of our board since May 2022. Mr. Norman has served as the chief executive officer, president and director of Northern Lion Gold Corp. (TSXV: NL), a Canada-based mineral exploration company, since December 2017. Since March 2021, he has also served as the chief executive officer and director of Leviathan Gold Ltd. (TSXV: LVX), another mineral exploration company. Since 2000, Mr. Norman has served as an independent consultant to companies in the metals and mining industry. He has also served since 2016 as the chairman of Silver One Resources (TSXV: SVE and FSE: BRK1) and since 2020 to 2023 as a director of Black Mountain Gold USA Corp. (now known as Millennial Potash Corp.) (TSXV: MLP.V), both of which are mineral exploration companies. Mr. Norman has also served since 2021 on the board of LDB Capital Corp. (TSXV: LDB.P) a capital pool company. Mr. Norman was among the founding shareholders of Gold King Corp., a private company that combined with our predecessor, Dataram Corporation, in 2016 to form U.S. Gold Corp. Mr. Norman is qualified to serve as Chairman of the Board because of his expertise in mineral exploration, finance, corporate governance, mergers and acquisitions and corporate leadership.

George Bee has been serving as our director since November 2020, as our President since August 2020 and as our Chief Executive Officer since November 2020. Mr. Bee served as the Chairman of our Board from March 2021 until May 2022. Mr. Bee’s employment agreement with the Company, effective December 4, 2020, provides that the Company will cause Mr. Bee to serve as a member of the Board. He is a senior mining industry executive, with deep mine development and operational experience. He has an extensive career advancing world-class gold mining projects in eight countries on three continents for both major and junior mining companies. Currently, he serves as the Company’s President, a position he has held since August 2020. He also currently serves as the Company’s Chief Executive Officer, a position he has held since November 2020. In 2018, Mr. Bee concluded a third term with Barrick Gold Corporation (“Barrick Gold”) (now known as Barrick Mining Corporation) (NYSE: B) as Senior VP Frontera District in Chile and Argentina working to advance Pascua Lama feasibility as an underground mine. This capped a 16-year tenure at Barrick Gold, where he served in multiple senior level positions, including Mine Manager at Goldstrike during early development and operations, Operations Manager at Pierina Mine taking Pierina from construction to operations, and General Manager of Veladero developing the project from advanced exploration through permitting, feasibility and into production. Previously, Mr. Bee held positions as CEO and Director of Jaguar Mining Inc. between March 2014 and December 2015, President and CEO of Andina Minerals Inc. from February 2009 until January 2013 and Chief Operating Officer for Aurelian Resources, Inc. from 2007 to 2009. As Chief Operating Officer of Aurelian Resources in 2007, he was in charge of project development for Fruta del Norte in Ecuador until Aurelian was acquired by Kinross Gold in 2008. Mr. Bee has served on the board of directors of Stillwater Mining Company, Sandspring Resources Ltd., Jaguar Mining, Peregrine Metals Ltd. and Minera IRL Limited. He received a Bachelor of Science degree from the Camborne School of Mines in Cornwall, United Kingdom. He also holds ICD.D designation from the Institute of Corporate Directors. Mr. Bee is qualified to serve on the Board because of his deep industry-knowledge and global experience in senior leadership roles.

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Johanna Fipke has been serving as our director since April 2024. Ms. Fipke is currently a partner at Fasken Martineau DuMoulin LLP, one of Canada’s leading national law firms, and has been with the firm since 2010. Ms. Fipke has over 20 years of experience advising on mergers, acquisitions and commercial transactions involving domestic and international mining companies and properties, project finance (including debt and alternative sources including as streams, royalties and prepayment offtakes) and project development. Ms. Fipke has been recognized for her mining expertise by Lexpert, Who’s Who Legal, the Best Lawyers in Canada, and the Legal 500. Ms. Fipke is a former director of Women in Mining British Columbia and Nova Royalty Corp. (TSXV: NOVR). She holds a Bachelor of Law, Bachelor of Commerce, and Bachelor of Arts, each with distinction, from the University of Alberta and is a member of the Law Societies of British Columbia, Northwest Territories and Nunavut. In 2018, Ms. Fipke was named by Women in Mining UK as one of the top 100 Global Inspirational Women in Mining. Ms. Fipke is qualified to serve on the Board because of her knowledge and background in mergers, acquisitions and commercial transactions, project finance and project development, all in the mining industry.

Robert W. Schafer, P.GEO, MSC., has been serving as our director since November 2020. He is a registered professional geologist with over 40 years of international experience exploring for and discovering mineral deposits, four became producing mines including the Briggs (over one million ounces) and Griffon gold mines in the Western United States and Birkachan (over one million ounces) gold mine in far east Russia, and identifying, evaluating and structuring business transactions globally having worked in more than 80 countries. Currently, Mr. Schafer is the Chief Executive Officer of Eagle Mines Management LLC, a globally active, privately owned natural resources corporation, which he founded in 2016. Prior to this, from 2004 to 2015, he served as Executive Vice President of Business Development at Hunter Dickinson Services Inc., a diversified, global mining group. Mr. Schafer also previously served as Vice President, Exploration of Kinross Gold Corporation (NYSE: KGC), a senior gold mining company with a diverse portfolio of mines and projects, from 1996 to 2003. Prior to that, he held senior positions at BHP Minerals and Billiton Metals. Mr. Schafer was the 2020 to 2021 president of the Society for Mining, Metallurgy and Exploration (“SME”). He is also past president and board member of the Prospector & Developers Association of Canada (“PDAC”), past president of the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”), and past president of the Mining and Metallurgical Society of America. He was a member of the board of governors for the U.S. National Mining Hall of Fame and a member of the board of directors of the Canadian Mining Hall of Fame. He is the first person to hold all of all of these leadership roles in both the U.S. and Canada. Mr. Schafer is also the recipient of the William Lawrence Saunders Gold Medal from the American Institute of Metallurgical Engineers, as well as the prestigious Daniel C. Jackling Award and Robert A. Dreyer Award from SME for technical achievements and leadership in the mining industry during his career. He is a fellow of the Society of Economic Geologists, CIM, and SME, and a certified director under the Institute of Corporate Directors. Mr. Schafer has served on the board of directors of select mining companies, including his current service on the boards of directors of Volcanic Gold Mines Inc. (TSX-V: VG), United Lithium (CSE: ULTH) and Electric Royalties Ltd. (TSXV: ELEC.V). His prior board service included Trillium Gold Mines Inc. (now known as Renegade Gold) (formerly TSXV: TGM) from 2021 to 2023, Renaissance Gold Inc. (TSXV: REN) from 2023 to 2024, Cardinal Resources (formerly ASX and TSX: CDV) from 2019 to 2023, Temas Resources (CSE: TMAS) from 2023 to 2024, Lincoln Mining Corporation (TSX-V: LMG) from 2014 to 2025, and Amur Minerals Corporation (AIM: AMC), from 2004 to 2024, which changed its name to CRSIM Therapeutics in May 2024. Robert earned a BS and MS in Geology at Miami University (Ohio) as well as an MS in Mineral Economics and completed studies and research toward a Ph.D. in Geology at the University of Arizona. He also completed the Executive Business Management program at Stanford. Mr. Schafer is qualified to serve on the Board because of his exceptional industry knowledge and experience as well as his extensive experience serving as a corporate director.

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Michael Waldkirch has been serving as our director since January 2021. Mr. Waldkirch has been a Chartered Professional Accountant in Canada since 1998 and was the Chief Financial Officer of Gold Standard Ventures Corp. (TSX and NYSE American: GSV) in Vancouver, British Columbia, Canada. He has held the position of Senior Partner with the public accounting firm Michael Waldkirch and Company Inc., Chartered Professional Accountants, in Vancouver, B.C. since 1999. Mr. Waldkirch has also held the position of CFO for Barksdale Capital Corp. (TSX-V: BRO) since August 2016 and has acted as an independent director and chairman of the audit committee for Saga Metals Corp. (TSX-V: SAGA) since April 2024. Mr. Waldkirch holds a Bachelor of Arts in Economics from the University of British Columbia. Mr. Waldkirch is qualified to serve on the Board because of his financial expertise coupled with his deep knowledge of the mining industry.

Unless authority to vote for the nominees named above is withheld, the shares represented by the proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Vote Required

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees, or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the results. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

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CORPORATE GOVERNANCE

General

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of our Company. Our governance policies, including our Corporate Governance Principles, Code of Ethics, and committee charters can be found on our website at www.usgoldcorp.com by following the link to “Investors” and then to “Corporate Governance” and then to “Governance Documents.”

The Nominating and Governance Committee regularly reviews our Corporate Governance Principles, Code of Ethics, and committee charters to ensure that they take into account our developments, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Ethics and Business Conduct and Whistleblower Policy

Our Code of Ethics and Business Conduct (the “Code”) applies to our employees, directors, and officers. This includes our President and Chief Executive Officer and our Chief Financial Officer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other unfair dealing practice. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. We intend to provide any required disclosure of an amendment to or waiver from our Code on our website at www.usgoldcorp.com. We may elect to disclose any such amendment or waiver in a report on Form 8-K filed with the SEC either in addition to or in lieu of the website disclosure.

We also have a Whistleblower Policy that provides a framework for receiving, retaining, and addressing concerns and complaints about accounting, internal accounting controls, auditing matters, fraud, any violation of law, or rules or regulations of our Code, free of any retaliation or harassment. The Whistleblower Policy can be found on our website at www.usgoldcorp.com by following the link to “Investors” and then to “Corporate Governance” and then to “Governance Documents.”

Board Composition

Our Articles of Incorporation, as amended (the “Charter”), and our Bylaws provide that our Board will consist of no more than fifteen and no less than three members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors.

Independence of Directors

Our Board is currently comprised of five members, three of whom are independent directors. Assuming the Company’s Director Nominees are elected at the Annual Meeting, the Board will be comprised of five members, three of whom will be independent directors. If elected at the Annual Meeting, Mr. Bee and Mr. Norman will not be independent directors.

The Board, upon recommendation of the Nominating and Governance Committee, unanimously determined that each of Messrs. Schafer and Waldkirch and Ms. Fipke is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

Board Leadership Structure

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the Chief Executive Officer and Chair of the Board, as it deems advisable and in the best interests of the Company and its stockholders.

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The directors have concluded that the most effective leadership structure for us at the present time is for Mr. Bee to serve as our Chief Executive Officer and Mr. Norman as Chair of the Board. The current leadership structure allows Mr. Bee to focus on providing day-to-day leadership and management of the Company, while Mr. Norman, as Chair, maintains responsibility for leading the Board in its oversight function and consideration of broader corporate strategy, as well as supporting communication between the Board and management. Since Mr. Norman is not independent, Ms. Fipke serves as the Lead Director. Pursuant to our Corporate Governance Principles, if the Chair of the Board is not independent, the independent directors shall designate a Lead Director from among the independent directors. The Lead Independent Director has the following responsibilities, among others:

●	presiding at all meetings of the independent directors;

●	serving as a liaison between the Chair and the independent directors;

●	consulting on the meeting agendas, as well as the meeting calendar and schedules;

●	working with management to assure that meeting materials are fulfilling the needs of directors;

●	working with the independent directors to respond to stockholder inquiries involving the Board; and

●	presiding at meetings of the Board when the Chair is not present.

The Board determined that this leadership structure is most effective in light of Mr. Bee’s, Mr. Norman’s and Ms. Fipke’s experience, which allows them to bring to the Board a broad and uniquely well-informed perspective on the Company’s business, as well as insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of our business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to us and our stockholders. The Board believes this structure currently serves us well.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate, and the Board evaluates our leadership structure from time to time to ensure that it remains appropriate for us. As part of its ongoing evaluation of the most effective leadership structure for us, in February 2026, the independent directors elected Ms. Fipke as Lead Independent Director.

Committees of the Board

Our Board has four standing committees: (1) Audit (the “Audit Committee”), (2) Compensation (the “Compensation Committee”), (3) Nominating and Governance (the “Nominating and Governance Committee”) and (4) Technical (the “Technical Committee”). The Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the rules of the SEC and the Stock Market Rules. The Board has adopted a written charter setting forth the authority and responsibilities of each committee and each of the committees operates pursuant to its charter. The committee charters are reviewed annually by the Nominating and Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. Each of the committee charters are available on our website at www.usgoldcorp.com by following the link to “Investors” and then to “Corporate Governance” and then to “Governance Documents.”

Audit Committee

Our Audit Committee currently consists of the following members: Michael Waldkirch, Robert W. Schafer and Johanna Fipke. Mr. Waldkirch serves as Chairman of the Audit Committee. Our Board has determined that Mr. Waldkirch qualifies as an “audit committee financial expert” as that term is defined in the rules promulgated by the SEC. The Audit Committee is responsible for, among other things:

●	the appointment, compensation, retention and oversight of the work of our independent auditor;

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●	evaluating, on an annual basis, the independent auditor’s qualifications, performance and independence;
●	approving, in advance, audit and any permissible non-audit services to be provided by our independent auditor;
●	reviewing our internal controls, including periodically receiving reports from the independent auditor and management;
●	reviewing our disclosure controls and procedures, including periodically receiving reports from management;
●	reviewing and discussing with management and the independent auditor our annual audited financial statements and quarterly financial statements;
●	reviewing and discussing our practices with respect to risk assessment and risk management; and
●	discussing with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas that may materially impact the Company’s financial statements or accounting policies.

Compensation Committee

Our Compensation Committee currently consists of the following members: Robert W. Schafer, Michael Waldkirch and Johanna Fipke. Mr. Schafer serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for, among other things:

●	reviewing and making periodic recommendations to the Board as to our general compensation and benefits policies and practices;
●	overseeing the assessment of the incentives and risks arising from or related to our compensation policies and practices, and evaluating whether the incentives and risks are appropriate;
●	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
●	reviewing and making periodic recommendations to the Board as to our incentive-compensation plans and equity-based plans and administering our equity incentive plan, share tracking awards plans, employee stock purchase plan, supplemental executive retirement plan, change of control severance plan, and any similar plans;
●	reviewing and recommending employment agreements for executive officers; and
●	in conjunction with the Nominating and Governance Committee, reviewing and recommending the compensation and benefits for our non-employee directors.

Pursuant to its charter, the Compensation Committee has the authority to delegate its responsibilities to subcommittees if the Compensation Committee determines such delegation would be in the best interest of the Company. In reviewing the compensation of our executive officers other than our Chief Executive Officer, we consider the input of our Chief Executive Officer. The Chief Executive Officer does not participate in deliberations on his compensation.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of the following members: Johanna Fipke, Robert W. Schafer and Michael Waldkirch. Ms. Fipke serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things:

●	identifying, evaluating and recommending to the Board for nomination the Company’s director nominees;
●	assisting the Board in determining the desired experience, mix of skills and other qualities to provide for appropriate Board composition, taking into account the current directors and the specific needs of the Company and the Board and identifying qualified individuals who meet those criteria to serve on the Board;
●	in conjunction with the Compensation Committee, reviewing and recommending the compensation and benefits for our non-employee directors;
●	developing, evaluating and overseeing issues and developments with respect to governance of the Company; and
●	overseeing our compliance program, including our codes of conduct and our policies and procedures for monitoring compliance.

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Technical Committee

Our Technical Committee currently consists of the following members: Robert W. Schafer, Luke Norman, and George Bee. Mr. Schafer serves as the Chairman of the Technical Committee. The Technical Committee is responsible for, among other things, assisting management and the Board in fulfilling its responsibilities regarding the advancement of the Company’s projects, including economic analysis, preparations for mining and such other matters as may be requested.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at our annual meeting. Each member of the Board that was a director at the time attended the Annual Meeting of Stockholders held in 2025.

The independent directors meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate.

During the fiscal year ended April 30, 2025, the Board held four regular and special meetings, the Audit Committee held four regular and special meetings, the Compensation Committee held one regular meeting, and the Nominating and Governance Committee held one regular meeting. The Technical Committee did not hold any regular or special meetings during the fiscal year ended April 30, 2025. Each director attended at least 75% of the total number of meetings of the Board and of the committees on which he or she served that were held during his or her term of office.

Board of Directors Role in Risk Oversight

Our Board plays an active role in our risk oversight, including with respect to risks related to cybersecurity. The Board and its committees, as appropriate, receive and discuss regular updates from management on material short, medium and long-term risks facing the Company in addition to information on risk mitigation efforts and opportunities arising from these risks. The Board and committees help evaluate the Company’s approach to material risks and provide feedback on management’s identification, assessment, monitoring and mitigation of these risks.

The committees of the Board oversee specific risks, which allows greater focus on the Company’s key risk areas. The committees discuss these specific risks and risk reduction strategies with management and provide regular reports to the full Board on the risks overseen by the committees. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Code. The Compensation Committee has responsibility for evaluating and overseeing risks arising from our executive compensation and benefit plans, policies and programs. The Nominating and Governance Committee oversees corporate governance risks and oversees and advises the Board with respect to our policies and practices regarding significant issues of corporate responsibility.

Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to us and our success. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors. When evaluating Board composition and nominations, the Nominating and Governance Committee and the Board seek to include directors with a variety of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and us, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates for the fiscal year ended April 30, 2025.

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The Nominating and Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management, or third parties. Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Annual Meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary at the address appearing on the first page of this proxy statement. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Proposals of Stockholders at the Next Annual Meeting of Stockholders” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our Bylaws, including among other things, the name, age and address of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

Report of the Audit Committee

Our Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended April 30, 2025. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has also received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor the independent auditor’s independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2025.

Audit Committee

Michael Waldkirch, Chairman of the Audit Committee

Robert W. Schafer

Johanna Fipke

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

U.S. Gold Corp.

c/o Corporate Secretary

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. Stockholders should specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the corporate secretary, to matters on the Board’s agenda.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and stockholders who own more than 10% of our stock to file forms with the SEC to report their ownership of our stock and any changes in ownership. As disclosed, in Amendment No. 1 to our Annual Report on Form 10-K for the year ended April 30, 2025, based on a review of these reports filed by the Company’s directors and executive officers, the Company believes that its directors and executive officers complied with all filing requirements under Section 16(a) of the Exchange Act during fiscal year 2025, except that each of Luke Norman, George Bee, Eric Alexander and Kevin Francis reported four transactions late on a form 4, and each of Johanna Fipke, Robert Schafer and Michael Waldkirch reported two transactions late on a Form 4.

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DIRECTOR COMPENSATION

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. Effective as of October 1, 2024, we pay non-employee members of our Board $7,500 per quarter in cash. Prior to that date, members of our Board were paid $6,000 per quarter in cash. Additionally, our Audit Committee chair receives $2,500 per quarter in cash and all other committee chairs receive $2,000 per quarter in cash. Our Board also receives an annual stock retainer in the form of a combination of either RSUs or DSUs, at the option of the director, and stock options. The Company first began issuing DSUs to directors in fiscal year 2025. The RSUs and stock options vest immediately on the date of grant, and the DSUs fully vest upon the director ceasing to be a member of the Board. The equity awards for fiscal year 2025 were approved with grant date fair values of $47,981 per director (for RSUs and DSUs) and $47,765 per director (for stock options). In addition, Ms. Fipke received 10,753 DSUs in fiscal year 2025 in connection with joining the Board.

We also entered into a consulting agreement with Mr. Norman, effective November 25, 2024, pursuant to which Mr. Norman is to provide general corporate advisory services, introductions to banking relationships, consulting on strategic acquisitions to enhance the Company’s value, and introductions on potential candidates for mergers and acquisitions (the “November 2024 Norman Agreement”). During the fiscal year ended April 30, 2025, Mr. Norman was granted 12,903 DSUs with a grant date fair value of $98,708 and stock options to purchase 13,260 shares with a grant date fair value of $65,504 for services provided to the Company during fiscal year 2025.

We believe these arrangements compensate our non-employee directors for their Board responsibilities while aligning their interests with the long-term interests of our stockholders. Directors who are employees of the Company receive no additional cash compensation or equity compensation for serving on the Board.

While the Company does not require directors and officers to own a specific minimum number of shares of the Company’s common stock, the Company believes that each director and corporate officer should have a substantial personal investment in the Company. Under the Company’s Insider Trading Policy, it is improper for directors to engage in short-term or certain speculative transactions in the Company’s securities.

The following table sets forth information concerning director compensation during the fiscal year ended April 30, 2025 paid or provided to each of our non-employee directors who served in such capacity at any time during the most recent fiscal year.

Director Compensation Table

Fiscal 2025

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards(3)(4) ($)	Option Awards(5)(6) ($)	All Other Compensation ($)		Total ($)
Luke Norman	$17,500	(2)	$160,406	$126,913	$195,833	(7)	$500,652
Robert W. Schafer	$43,500		$47,981	$47,765	$-		$139,246
Michael Waldkirch	$37,500		$47,981	$47,765	$-		$133,246
Johanna Fipke	$37,500		$130,242	$47,765	$-		$213,507

(1)	George Bee, President and Chief Executive Officer, is not included in this table because he is an officer of the Company and did not receive separate compensation for his service as a director of the Company. The compensation received by Mr. Bee as an Officer of the Company in fiscal year 2025 is included in the Summary Compensation Table.
(2)	Mr. Norman began receiving cash compensation of $30,000 for his service as Chair of the Board beginning October 1, 2024.
(3)	Represents the aggregate grant date fair value for awards of RSUs or DSUs granted by us in the fiscal year ended April 30, 2025 computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Form 10-K for the fiscal year ended April 30, 2025 for details as to the assumptions used to determine the fair value of the RSU and DSU awards.
(4)	As of April 30, 2025, Mr. Norman had 2,463 RSUs outstanding and 20,968 DSUs outstanding; Mr. Schafer had 14,199 RSUs outstanding; Mr. Waldkirch had 7,409 RSUs outstanding and 6,272 DSUs outstanding; and Ms. Fipke had 17,025 DSUs outstanding.
(5)	Represents the aggregate grant date fair value for stock option awards granted by us in the fiscal year ended April 30, 2025, computed in accordance with FASB Topic 718. See Note 10 to our consolidated financial statements reported in our Form 10-K for the year ended April 30, 2025 for details as to the assumptions used to determine the fair value of the stock option awards.
(6)	As of April 30, 2025, Mr. Norman had stock options to purchase 56,001 shares outstanding; Mr. Schafer had stock options to purchase 29,979 shares outstanding; Mr. Waldkirch had stock options to purchase 29,979 shares outstanding; and Ms. Fipke had stock options to purchase 9,669 shares outstanding.
(7)	The November 2024 Norman Agreement provides for an annual fee of $250,000, payable in equal monthly installments, $145,833 of which was earned during the fiscal year ended April 30, 2025. In addition, Mr. Norman received a fee of $65,000 for services provided to the Company from March 15, 2024 through September 30, 2024, $50,000 of which was earned during the fiscal year ended April 30, 2025.

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EXECUTIVE OFFICERS

As of March 10, 2026, the following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age*	Principal Occupation	Officer Since
George Bee	67	President, Chief Executive Officer and Director	2020
Eric Alexander	59	Chief Financial Officer and Corporate Secretary	2020
Kevin Francis	65	Vice President – Exploration and Technical Services	2021

* Age is provided as of the Record Date.

The biography for George Bee is contained above under “Proposal 1: Election of Directors Proposal.”

Eric Alexander has been our Chief Financial Officer since September 2020. Mr. Alexander has over 30 years of corporate, operational and business experience, and over 15 years of mining industry experience. Previously he served as Corporate Controller of Helix Technologies, Inc., a publicly traded software and technology company from April 2019 to September 2020. Prior to that, he served as the Vice President of Finance and Controller of Pershing Gold Corporation, a mining company (formerly NASDAQ: PGLC), from September 2012 until April 2019. Prior to that, Mr. Alexander was the Corporate Controller for Sunshine Silver Mines Corporation, a privately held mining company with exploration and pre-development properties in Idaho and Mexico, from March 2011 to August 2012. He was a consultant to Hein & Associates LLP from August 2012 to September 2012 and a Manager with Hein & Associates LLP from July 2010 to March 2011. He served from July 2007 to May 2010 as the Corporate Controller for Golden Minerals Company (and its predecessor, Apex Silver Mines Limited), a publicly traded mining company with operations and exploration activities in South America and Mexico. In addition to his direct experience in the mining industry, he has also held the position of Senior Manager with the public accounting firm KPMG LLP, focusing on mining and energy clients. Mr. Alexander has a B.S. in Business Administration (concentrations in Accounting and Finance) from the State University of New York at Buffalo and is also a licensed CPA.

Kevin Francis has been our Vice President – Exploration and Technical Services since July 2021. Mr. Francis has held many senior roles within the mining industry, including VP of Project Development for Aurcana Corporation, VP of Technical Services for Oracle Mining Corporation, for which a receive was appointed in December 2015, VP of Resources for NovaGold Resources and Principal Geologist for AMEC Mining and Metals. Mr. Francis serves as a Principal of Mineral Resource Management LLC, his consulting company providing technical leadership to the mining industry, most recently serving as a consult to the Company from September 2020 to July 2021. Mr. Francis previously served on the board of directors of Texas Mineral Resources Corp. (OTCQB: TMRC) from November 2020 until May 2025. Mr. Francis is “qualified person” as defined by SEC S-K 1300 and Canadian NI 43-101 reporting standards and holds both an M.S. degree and a B.A. in geology from the University of Colorado.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table and related narrative disclosure sets forth and describes the material elements of compensation that we pay or award to, or that is earned by: (i) the individual who served as our principal executive officer (“PEO”) during the fiscal year ended April 30, 2025; and (ii) our two most highly compensated executive officers, other than the individual who served as our PEO, who were serving as executive officers as of the fiscal year ended April 30, 2025, as determined in accordance with the rules and regulations promulgated by the SEC, with compensation during such fiscal year of $100,000 or more. We refer to these individuals as our “Named Executive Officers” or “NEOs.” For the fiscal year ended April 30, 2025, our Named Executive Officers were Messrs. Bee, Alexander and Francis.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)		All Other Compensation ($)	Total ($)
George Bee	2025	$323,333	$60,000	$348,221	(4)	$281,116	(5)	$-	$1,012,670
President and Chief Executive Officer (PEO)	2024	300,000	-	-		-		-	300,000

Eric Alexander	2025	$251,667	$48,000	$267,614	(6)	$213,971	(7)	$-	$781,252
Chief Financial Officer and Corporate Secretary
(Principal Financial and Accounting Officer)	2024	240,000	-	-		-		-	240,000

Kevin Francis	2025	$231,667	$33,000	$180,564	(8)	$143,700	(9)	$-	$588,931
Vice President-Exploration and Technical Services	2024	220,000	-	-		-		-	220,000

(1)	Amounts in this column reflect the annual bonuses the Compensation Committee determined to pay in cash to each Named Executive Officer. For fiscal year 2025, the Compensation Committee determined to pay Mr. Bee a bonus amount equal to 100% of his base salary, Mr. Alexander a bonus amount equal to 100% of his base salary, and Mr. Francis a bonus amount equal to 75% of his base salary. These bonuses were granted to recognize the progress made with respect to a certain project of the Company.

(2)	Represents the aggregate grant date fair value for awards of restricted stock units (“RSUs”) granted by us in the fiscal year ended April 30, 2025 computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Form 10-K for the year ended April 30, 2025 for details as to the assumptions used to determine the fair value of the RSU awards.

(3)	Represents the aggregate grant date fair value for stock option awards granted by us in the fiscal year ended April 30, 2025, computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements reported in our Form 10-K for the year ended April 30, 2025 for details as to the assumptions used to determine the fair value of the stock option awards.

(4)	Represents RSUs covering 45,519 shares of common stock granted as long-term incentive compensation on November 25, 2024, comprised of (i) 25,806 RSUs vested immediately on the date of grant and (ii) 19,713 RSUs, with 25% vested immediately upon grant and 25% vesting every six months thereafter until fully vested.

(5)	Represents stock options covering 56,906 shares of common stock granted as long-term incentive compensation on November 25, 2024, comprised of (i) 26,519 stock options vested immediately on the date of grant and (ii) 30,387 stock options, with 25% vested immediately upon grant and 25% vesting every six months thereafter until fully vested.

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(6)	Represents RSUs covering 34,982 shares of common stock granted as long-term incentive compensation on November 25, 2024, comprised of (i) 20,645 RSUs vested immediately on the date of grant and (ii) 14,337 RSUs, with 25% vested immediately upon grant and 25% vesting every six months thereafter until fully vested.

(7)	Represents stock options covering 43,314 shares of common stock granted as long-term incentive compensation on November 25, 2024, comprised of (i) 21,215 stock options vested immediately on the date of grant and (ii) 22,099 stock options, with 25% vested immediately upon grant and 25% vesting every six months thereafter until fully vested.

(8)	Represents RSUs covering 23,603 shares of common stock granted as long-term incentive compensation on November 25, 2024, comprised of (i) 14,194 RSUs vested immediately on the date of grant and (ii) 9,409 RSUs, with 25% vested immediately upon grant and 25% vesting every six months thereafter until fully vested.

(9)	Represents stock options covering 29,089 shares of common stock granted as long-term incentive compensation on November 25, 2024, comprised of (i) 14,586 stock options vested immediately on the date of grant and (ii) 14,503 stock options, with 25% vested immediately upon grant and 25% vesting every six months thereafter until fully vested.

Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our Named Executive Officers.

On December 4, 2020, we entered into an employment agreement with our President and Chief Executive Officer, George Bee (the “Bee Employment Agreement”). The term of employment commenced on or about October 28, 2020 and is not for a definite period, but rather will continue indefinitely until terminated in accordance with the terms and conditions of the Bee Employment Agreement. From October 2020 to October 2024, Mr. Bee received a base salary of $300,000 per year. Effective as of October 1, 2024, Mr. Bee receives an annual base salary of $340,000. The Bee Employment Agreement provides for a bonus in an amount up to 100% of his base salary, to be awarded in the discretion of the Board and to be paid in cash, stock, or a combination thereof in the discretion of the Board.

On December 4, 2020, we entered into an employment agreement with our Chief Financial Officer, Eric Alexander (the “Alexander Employment Agreement”). The term of employment commenced on or about October 28, 2020 and is not for a definite period, but rather will continue indefinitely until terminated in accordance with the terms and conditions of the Alexander Employment Agreement. From September 2021 to October 2024, Mr. Alexander received a base salary of $240,000 per year. Effective as of October 1, 2024, Mr. Alexander receives an annual base salary of $260,000. The Alexander Employment Agreement provides for a bonus in an amount up to 100% of his base salary, to be awarded in the discretion of the Board and to be paid in cash, stock or a combination thereof in the discretion of the Board.

On July 19, 2021, we entered into an employment agreement with our Vice President – Exploration and Technical Services, Kevin Francis (the “Francis Employment Agreement”). The term of employment commenced on or about July 19, 2021 and is not for a definite period, but rather will continue indefinitely until terminated in accordance with the terms and conditions of the Francis Employment Agreement. From July 2021 to October 2024, Mr. Francis received a base salary of $220,000 per year. Effective as of October 1, 2024, Mr. Francis receives an annual base salary of $240,000. The Francis Employment Agreement provides for a bonus in an amount up to 75% of his base salary, to be awarded in the discretion of the Board and to be paid in cash, stock, or a combination thereof in the discretion of the Board.

Under these agreements, each named executive officer is eligible for annual long-term incentive awards in the discretion of the Board. Each named executive officer is also eligible to participate in all employee benefit programs established by the Company that are applicable to management personnel, such as medical, retirement, disability and life insurance plans on a basis commensurate with his position and in accordance with the Company’s policies. Finally, each named executive officer is also eligible for severance benefits upon certain termination events, as summarized below in “Potential Payments upon Termination.”

For fiscal year 2025, the Compensation Committee determined to grant the Named Executive Officers the equity awards reflected in the Summary Compensation Table based on the report on comparable companies provided by Bedford Resources, Inc. (“Bedford”), the unique circumstances of the Company and the milestones and performance of the Company.

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Equity Compensation Plan Information

On August 6, 2019, the Board approved and adopted, and on September 18, 2019 our stockholders approved, the Company’s 2020 Stock Incentive Plan (the “2020 Stock Plan”). The 2020 Stock Plan originally reserved 3,307,104 shares for issuance to officers, directors, employees and contractors as directed from time to time by the Compensation Committee. On March 17, 2020, the Company effected a 1-for-10 reverse stock split. After giving effect to the reverse stock split, there were 330,710 shares of the Company’s common stock reserved for issuance under the 2020 Stock Plan.

On August 31, 2020 the Board approved and adopted, and on November 9, 2020 our stockholders approved, an amendment to the 2020 Stock Plan (the “2020 Stock Plan Amendment”). The 2020 Plan Stock Amendment increased the number of shares of common stock available for issuance under the 2020 Stock Plan by an additional 836,385, to a total of 1,167,095 shares of the Company’s common stock.

On December 16, 2022, the Board approved and adopted, and on May 26, 2023 our stockholders approved, another amendment to the 2020 Stock Plan (the “Second Amendment to the 2020 Stock Plan”). The Second Amendment to the 2020 Stock Plan increased the number of shares of common stock available for issuance under the 2020 Stock Plan by an additional 1,252,476 shares, to a total of 2,419,571 shares of the Company’s common stock.

Equity Compensation Plan Information (as of April 30, 2025)

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,045,131	$6.86	1,358,586
Equity compensation plans not approved by security holders	-	$-	-
Total	1,045,131	$6.86	1,358,586

(1) Includes shares issuable pursuant to the exercise or conversion of options, RSUs and DSUs.

(2) Calculation of weighted-average exercise price of outstanding awards includes stock options, but does not include outstanding RSUs or DSUs as they do not have exercise prices.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding grants of stock options and unvested RSU awards for each of our NEOs as of the last day of the fiscal year ended April 30, 2025.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
George Bee	15,928		-		$6.93	01/24/2027	14,785	(2)	$162,189
	15,000		-		$5.02	01/12/2028
	26,519		-		$7.65	11/25/2029
	7,597	(3)	22,790	(3)	$7.65	11/25/2029

Eric Alexander	6,732		-		$6.93	01/24/2027	10,753	(2)	$117,958
	15,000		-		$5.02	01/12/2028
	21,215		-		$7.65	11/25/2029
	5,525	(3)	16,574	(3)	$7.65	11/25/2029

Kevin Francis	3,900		-		$6.93	01/24/2027	7,057	(2)	$77,413
	15,000		-		$5.02	01/12/2028
	14,586		-		$7.65	11/25/2029
	3,626	(3)	10,877	(3)	$7.65	11/25/2029

(1) The amounts in this column represent the aggregate fair market value of the RSUs as of April 30, 2025 (the last day of the Company’s most recently completed fiscal year), based on the closing price of the Company’s stock on that date ($10.97).

(2) Represents the unvested portion of RSU awards granted on November 25, 2024. 25% of these awards vested on the grant date and are therefore not shown in this table. The remainder of these awards are shown in this table, and one-third of the amounts shown vests every six months following the date of grant until fully vested, subject to certain restrictions and conditions set forth in the 2020 Stock Plan.

(3) The stock option awards vested 25% on November 25, 2024, the initial date of grant, and vest 25% every six months thereafter until fully vested, subject to certain restrictions and conditions set forth in the 2020 Stock Plan.

Potential Payments upon Termination

Under the Bee Employment Agreement, in the event the following occurs:

●	Termination by us without cause or by Mr. Bee for good reason outside of change in control period: Mr. Bee shall be entitled to receive a lump-sum severance payment in an amount equal to the sum of his then in effect annual base salary and a portion of his target bonus, calculated at 100% of target performance completion of goals and objectives, prorated for the portion of the calendar year that has passed as of his last day of employment, in each case, less all applicable withholdings and deductions. Any unvested equity grants, any annual long-term incentive awards, or any other equity awards made during the term of Mr. Bee’s employment shall fully and immediately vest (and in the case of options become exercisable), as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement. For these purposes, a change in control period means Mr. Bee’s termination of employment by us without cause or Mr. Bee’s resignation for good reason, in either case, within six months prior to, upon, or within twelve months following a change in control; and

●	Termination by us without cause or by Mr. Bee for good reason within change in control period: Mr. Bee shall be entitled to receive the payments and benefits provided in the immediately preceding bullet point, except that the amount of the lump-sum severance payment to be paid to Mr. Bee shall instead be equal to the sum of two times his then in effect annual base salary and 100% of his target annual bonus for the year in which the termination occurs. Notwithstanding the foregoing, in the event Mr. Bee’s termination of employment by us without cause or Mr. Bee’s resignation for good reason occurs within the change in control period and at the time of such termination Mr. Bee’s base salary is equal to or less than $500,000, the lump-sum severance payment payable shall instead be equal to the sum of three times Mr. Bee’s then in effect annual base salary and 100% of Mr. Bee’s target annual bonus for the year in which the termination occurs.

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Under the Alexander Employment Agreement, in the event the following occurs:

●	Termination by us without cause or by Mr. Alexander for good reason outside of change in control period: Mr. Alexander shall be entitled to receive a lump-sum severance payment in an amount equal to the sum of his then in effect annual base salary and a portion of his target bonus, calculated at 100% of target performance completion of goals and objectives, prorated for the portion of the calendar year that has passed as of his last day of employment, in each case, less all applicable withholdings and deductions. Any unvested equity grants, any annual long-term incentive awards, or any other equity awards made during the term of Mr. Alexander’s employment shall fully and immediately vest (and in the case of options become exercisable), as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement. For these purposes, a change in control period means Mr. Alexander’s termination of employment by us without cause or Mr. Alexander’s resignation for good reason, in either case, within six months prior to, upon, or within twelve months following a change in control; and

●	Termination by us without cause or by Mr. Alexander for good reason within change in control period: Mr. Alexander shall be entitled to receive the payments and benefits provided in the immediately preceding bullet point, except that the amount of the lump-sum severance payment to be paid to Mr. Alexander shall instead be equal to the sum of two times his then in effect annual base salary and 100% of his target annual bonus for the year in which the termination occurs.

Under the Francis Employment Agreement, in the event the following occurs:

●	Termination by us without cause or by Mr. Francis for good reason outside of change in control period: Mr. Francis shall be entitled to receive a lump-sum severance payment in an amount equal to the sum of his then in effect annual base salary and a portion of his target bonus, calculated at 100% of target performance completion of goals and objectives, prorated for the portion of the calendar year that has passed as of his last day of employment, in each case, less all applicable withholdings and deductions. Any unvested equity grants, any annual long-term incentive awards, or any other equity awards made during the term of Mr. Francis’s employment shall fully and immediately vest (and in the case of options become exercisable), as of the date of termination, and any vested equity awards shall be treated as specified in the applicable equity plan and award agreement. For these purposes, a change in control period means Mr. Francis’ termination of employment by us without cause or Mr. Francis’ resignation for good reason, in either case, within six months prior to, upon, or within six months following a change in control; and

●	Termination by us without cause or by Mr. Francis for good reason within change in control period: Mr. Francis shall be entitled to receive the payments and benefits provided in the immediately preceding bullet point, except that the amount of the lump-sum severance payment to be paid to Mr. Francis shall instead be equal to the sum of one and a half times his then in effect annual base salary and 100% of his target annual bonus for the year in which the termination occurs.

Under the Bee Employment Agreement, the Alexander Employment Agreement and the Francis Employment Agreement, in the event Mr. Bee, Mr. Alexander or Mr. Francis, respectively, is entitled to severance benefits as described above and provided Mr. Bee, Mr. Alexander or Mr. Francis, respectively, timely elects continuation coverage under Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law (“COBRA”), or, if COBRA continuation coverage is not available because the Company does not sponsor a group health plan that is required to provide COBRA continuation coverage, we shall continue to provide all welfare benefits provided to Mr. Bee, Mr. Alexander or Mr. Francis, respectively, immediately before such termination (including, without limitation, health and life insurance or the reimbursement of health insurance premiums, but excluding disability insurance) for a period following Mr. Bee’s, Mr. Alexander’s or Mr. Francis’ termination of employment of 18 months, to the extent permitted pursuant to the terms of such benefit plans, at the same cost and to the same extent that such insurance (or reimbursements thereof) continue to be provided to similarly situated employees at the time of termination. To the extent Mr. Bee, Mr. Alexander or Mr. Francis, respectively, becomes re-employed and eligible for benefits with another employer prior to the expiration of such period, Mr. Bee, Mr. Alexander or Mr. Francis, respectively, will elect such benefits and promptly notify us so that we will have no further obligation to provide these benefits, unless and then only to the extent that, the benefits that are being provided by us are more favorable than such benefits provided by the other company, as determined by Mr. Bee, Mr. Alexander or Mr. Francis, respectively, in his reasonable discretion.

Pay Versus Performance Disclosure

We are providing the following pay versus performance disclosure in compliance with SEC rules. The SEC believes this disclosure will help stockholders better evaluate the link between executive pay and performance.

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The pay versus performance table requires pay disclosure that is different than what is required in the Summary Compensation Table. In reviewing the pay versus performance table, our stockholders should note the following:

●	The amounts in columns (b) and (d) of the table are the total compensation of the relevant NEOs, as reported in this year’s or prior years’ Summary Compensation Tables;

●	The “compensation actually paid” in columns (c) and (e) represents a compensation measure mandated by the SEC, the intent of which is to try to isolate the amount of compensation earned by the relevant NEO(s) in each year. To calculate “compensation actually paid,” we are required to start with the totals for that year as reported in the Summary Compensation Table, deduct the Summary Compensation Table values for stock and option awards, and then add back amounts for new and previously outstanding stock and option awards in a manner mandated by the SEC. The calculations are complex, and the amounts determined in accordance with the rules often bear no relation to the money or the economic value received or realized by a particular NEO in the given year. We therefore caution that the term “compensation actually paid” should not be read literally and does not actually reflect the “take home” amounts received by our NEOs in a given year; and

●	The SEC rules require that we include in the Pay Versus Performance table information regarding our U.S. GAAP net income results. U.S. GAAP net income was not a performance metric in any of our compensation programs.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO		Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on Total Shareholder Return(1)	Net Income (Loss)
(a)	(b)	(c)		(d)	(e)		(f)	(g)
2025	$1,012,670	$1,130,991	(2)	$685,092	$757,676	(3)	$194.16	$(20,559,122)
2024	$300,000	$262,801		$230,000	$224,346		$73.98	$(6,897,483)
2023	$349,650	$206,651		$279,650	$250,376		$76.28	$(7,614,204)

1.	Total Shareholder Return (“TSR”) represents the value as of the end of each relevant fiscal year of a hypothetical $100 investment in the Company’s common stock on April 30, 2022, assuming dividend reinvestment.

2.	George Bee was the Company’s PEO for all of 2023, 2024 and 2025. The following table contains a reconciliation of the amounts reflected in the Summary Compensation Table for Mr. Bee for each year covered in the pay for performance table above (as reported in column (b), above) as compared to the Compensation Actually Paid to Mr. Bee for each such covered year (as reported in column (c), above).

	2023	2024	2025
Summary Compensation Table total for Mr. Bee for the covered year	$349,650	$300,000	$1,012,670

Less Grant date fair value of equity awards reported in the “Stock Awards” and “Options Awards” columns in the Summary Compensation Table for the covered fiscal year	$(49,650)	-	$(629,337)

Plus Fair value as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of that covered fiscal year	-	-	$336,762

Plus Change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	$(77,751)	$(1,872)	-

Plus Fair value of any equity awards that are granted and vest in the covered fiscal year	$49,650	-	$403,649

Plus Change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in a prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	$(65,248)	$(35,327)	$7,247

Less Fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	-	-	-

Plus The dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	-	-	-

Compensation Actually Paid to Mr. Bee for the covered year	$206,651	$262,801	$1,130,991

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3.	The following table contains a reconciliation of the average of the amounts reflected in the Summary Compensation Table for the company NEOs (other than the PEOs) for each year covered in the pay for performance table above (as reported in column (d), above) as compared to the Average Compensation Actually Paid to the non-PEO NEOs for each such covered year (as reported in column (e), above). The company NEOs (other than the PEOs) whose compensation is used to calculate the average amounts for each year in the pay for performance table above are Eric Alexander and Kevin Francis.

	2023	2024	2025
Average of Summary Compensation Table Total for non-PEOs named executive officers	$279,650	$230,000	$685,092

Less Average of grant date fair value of equity awards in the “Stock Awards” and “Options Awards” columns in the Summary Compensation Table for the covered fiscal year	$(49,650)	-	$(402,925)

Plus Average of fair value as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of that covered fiscal year	-	-	$202,824

Plus Average of the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	$(16,975)	$(852)	-

Plus Average of fair value of any equity awards that are granted and vest in the covered fiscal year	$49,650	-	$266,996

Plus Average of change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in a prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	$(12,299)	$(4,802)	$5,689

Less Average of the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	-	-	-

Plus The dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	-	-	-

Average Compensation Actually Paid to the non-PEOs named executive officers for the covered year	$250,376	$224,346	$757,676

Compensation Actually Paid and Cumulative TSR

The following chart reflects the relationship between the amount of “compensation actually paid” to Mr. Bee and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Bee), and the Company’s cumulative TSR over the three years presented in the table. The Company does not use TSR as a performance measure in its overall executive compensation program.

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Compensation Actually Paid and GAAP Net Income (Loss)

The following chart reflects the relationship between the amount of “compensation actually paid” to Mr. Bee and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Bee), and the Company’s net income (loss) as reported under US GAAP, over the three years presented in the table. The Company does not use net income as a performance measure in its overall executive compensation program.

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Consultant

In fiscal year 2025, the Compensation Committee engaged Bedford to provide background, support and a report to guide discussion of compensation for the Company’s executive officers and directors. Bedford identified comparable companies to which the Company’s current and recommended compensation for executive officers and directors were compared. The Company assessed the independence of Bedford and found no conflict of interest raised by its work.

Clawback Policy

In 2023, we adopted an Executive Compensation Clawback Policy (the “Clawback Policy”) governing the recovery of incentive-based compensation awarded to our executive officers based on financial results that are later restated. The policy requires the mandatory recoupment (with limited exceptions) of both equity and non-equity incentive compensation, which was granted, earned or vested wholly in part upon the attainment of a financial reporting measure, to current and former executive officers when a financial restatement is needed to correct the Company’s material noncompliance with any financial reporting requirement. This includes both (i) restatements correcting errors that were material to previously issued financial statements and (ii) restatements where the error, if corrected or left uncorrected, would result in a material misstatement in the current period.

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Consistent with SEC and Stock Market Rules, the Clawback Policy applies regardless of whether an officer engaged in misconduct or contributed to the circumstances requiring the restatement. The Clawback Policy was filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and/or other disposition of our securities by our directors, officers, employees and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Stock Market Rules applicable to the Company. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

Our Insider Trading Policy prohibits short sales, including transactions in certain put and call options.

Policies and Practices Related to the Timing of Certain Equity Award Grants

Our Compensation Committee meets periodically, including to approve equity award grants to our executives from time to time. The release of material nonpublic information is not timed to affect the value of our equity awards, and the Compensation Committee does not take material nonpublic information into account when determining the timing and terms of awards. In addition to grants made as part of our routine equity grant process, the timing of any equity grants to executive officers in connection with new hires, promotions or other non-routine grants is generally tied to the event giving rise to the award, such as an executive officer’s commencement of employment or promotion effective date.

During fiscal year 2025, there were no stock options granted to any Named Executive Officer within four business days preceding, or within one business day after, the filing of any report on Forms 10-K, 10-Q or 8-K that disclosed material non-public information.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to our Related Party Transaction Policies and Procedures Policy, the Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee shall review the material facts of all related party transactions, including the material terms and conditions of the transaction, the related party’s interest in the transaction and the approximate dollar value of the transaction, and will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to a unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the related party transaction. If a related party transaction will be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related party, and thereafter, the Audit Committee shall periodically review and assess ongoing relationships with the related party. Any material amendment, renewal or extension of a transaction, arrangement or relationship previously reviewed will also be subject to subsequent review.

The Audit Committee has reviewed and pre-approved certain types of related party transactions, including director compensation, transactions where all shareholders receive proportional benefits, certain banking-related services and certain employment and compensation arrangements with executive officers.

For purposes of our Related Party Transaction Policies and Procedures Policy, a “related party transaction” is any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 since the beginning of the Company’s last completed fiscal year, (ii) the Company or any of its subsidiaries is a participant, and (iii) any related party has or will have a direct or indirect interest. A “related party” is any: (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of our common stock, or (iii) an immediate family member of any of the foregoing, which includes a person’s spouse parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Described below are any transactions during the fiscal years ended April 30, 2025 and 2024 and any currently proposed transactions to which the Company was a party in which the amounts involved exceeded, or will exceed, the lesser of either $120,000 or 1% of the average of our total assets as of fiscal years ended April 30, 2025 and 2024 and which we are required to report under relevant SEC rules and regulations.

During the fiscal year ended April 30, 2025, we paid Mr. Norman $195,833 in cash for consulting fees, of which $15,000 related to services performed in the fiscal year ended April 30, 2024. Mr. Norman also was granted 12,903 DSUs with a grant date fair value of $98,708 and stock options to purchase 13,260 shares with a grant date fair value of $65,504 for services provided to the Company during the fiscal year ended April 30, 2025.

During the fiscal year ended April 30, 2024, we paid Mr. Norman $120,000 in cash for consulting fees.

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PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed CBIZ CPAs P.C. (“CBIZ”), independent public accountant, to audit our financial statements for the fiscal year ending April 30, 2026. A representative of Marcum is expected to be in attendance at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Marcum LLP (“Marcum”) previously served as our independent public accountant. Based on information provided by Marcum, CBIZ acquired the attest business of Marcum, effective November 1, 2024. Marcum continued to serve as our independent registered public accountant through September 12, 2025. On September 12, 2025, Marcum resigned as the Company’s independent registered public accountant and CBIZ was engaged to serve as our independent registered public accountant for the fiscal year ending April 30, 2026, effective beginning with the review of our condensed consolidated financial statements for the quarter ended July 31, 2025. The engagement of CBIZ was approved by our Audit Committee. The services previously provided by Marcum are now provided by CBIZ.

Marcum’s report regarding our consolidated financial statements for the fiscal years ended April 30, 2025 and 2024 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended April 30, 2025 and 2024, and through September 12, 2025, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with IMarcum’s reports on the Company’s financial statements, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Prior to engaging CBIZ, neither the Company nor anyone acting on its behalf consulted CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended April 30, 2025 and 2024 by Marcum, who was then the Company’s independent accounting firm:

	2025	2024
Audit Fees (1)	$213,132	$191,855
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$213,132	$191,855

(1)	Audit Fees: Audit fees paid to Marcum for professional services associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory and subsidiary audits required in certain locations, and regulatory filings.

Audit Committee Pre-approval Policies and Procedures

Our Audit Committee charter requires the Audit Committee to approve, in advance, all audit and permissible non-audit services to be provided by our independent auditor and to establish policies and procedures for the pre-approval of audit and permissible non-audit services to be provided by our independent auditor. The Audit Committee’s policy is to pre-approve all services and fees for the fiscal year. This approval is evidenced by the Audit Committee approving the Audit Committee Chair’s execution of the independent auditor’s engagement letter. In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

During the last two fiscal years ended April 30, 2025 and April 30, 2024, our Audit Committee pre-approved 100% of all audit and permissible non-audit services.

Vote Required

The affirmative vote of a majority of the votes cast is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. If our stockholders do not ratify the appointment of CBIZ as the Company’s independent public accountant for the fiscal year ending April 30, 2026, we currently anticipate that CBIZ CPAs P.C.’s appointment for the fiscal year ending April 30, 2026 will continue unless the Audit Committee of the Board finds other compelling reasons for making a change. However, the Audit Committee will take this vote into consideration for the selection of our independent public accountant for the fiscal year ending April 30, 2027.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or, if they are shareholders of record, direct their request to Equity Stock Transfer, the Company’s stock transfer agent, by telephone at (212) 575-5757.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, if you are a beneficial owner or, if you are a stockholder of record, direct your written request to Equity Stock Transfer, 237 W 37th St., Suite 602, New York, NY 10018, ATTN: Shareholder Services, or direct your request by telephone at (212) 575-5757.

If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Company’s Corporate Secretary at 1910 East Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, or by telephone at (800) 557-4550.

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This proxy is solicited on behalf of the Board of Directors

U. S. GOLD CORP.

1910 East Idaho St, Suite 102-Box 604, Elko, Nevada 89801

VOTE BY INTERNET - www.usgold.vote

Use the Internet to vote by proxy up until 11:59 P.M. Eastern Time on April 26, 2026. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it ito
EQUITY STOCK TRANSFER,
237 W 37th ST, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it
by fax: (347)-584-3644 ATTN: Shareholder Services or
by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints George Bee and Eric Alexander, or either of them (each, a "Proxy" and collectively, the "Proxies"), the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.001 par value per share, of U.S. Gold Corp. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 9:00 a.m. (MT) on April 27, 2026 (the "2026 Annual Meeting"), to be held virtually by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International Toll Free), and any adjournment or postponement thereof. There will not be a physical meeting location. Please see the enclosed Proxy Materials from the Company for more details. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such Common Stock and hereby ratifies and confirms all actions that said proxy, their substitutes, or any of them, may lawfully take in accordance with the terms hereof. Shares represented by this proxy will be voted as directed by the undersigned stockholder on this proxy. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees listed in Proposal 1 and FOR Proposal 2. The Proxies are further authorized to vote upon such other business as may properly come before the 2026 Annual Meeting and any adjournment or postponement thereof in accordance with the recommendation of the Company's Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Director Nominees:

Nominee	For	Withhold
1a. Luke Norman	☐	☐
1b. George Bee	☐	☐
1c. Johanna Fipke	☐	☐
1d. Robert W. Schafer	☐	☐
1e. Michael Waldkirch	☐	☐

To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

If you encounter any technical difficulties with the virtual meeting platform on the meeting day please call 877-804-2062 (toll free) or email proxy@equitystock.com

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date